RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HCA Inc (HCA 3.75% March 15, 2019), Cusip 404119BM

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $444,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $26,617,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/3/2014

11.	Date offering commenced: 3/3/2014

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: HCA Inc (HCA 5.00% March 15, 2024), Cusip 404119BN

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $506,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $26,469,000

7.	Aggregate principal amount of offering: $2,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/3/2014

11.	Date offering commenced: 3/3/2014

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Tesoro Corporation (TSO 5.125% April 1, 2024), Cusip 881609BA

3.	Underwriter from whom purchased: RBS Securities Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $230,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $7,258,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/4/2014

11.	Date offering commenced: 3/4/2014

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Tenet Healthcare Corporation (THC 5.00% March 1, 2019 144A), Cusip 88033GFC

3.	Underwriter from whom purchased: Barclays Capital Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $235,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $15,775,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/5/2014

11.	Date offering commenced: 3/5/2014

12.	Commission, spread or profit: 1.38%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: The ADT Corporation (ADT 4.125% April 15, 2019), Cusip 00101JAL

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $230,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $23,545,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/5/2014

11.	Date offering commenced: 3/5/2014

12.	Commission, spread or profit: 1.13%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: RR Donnelley & Sons Company (RRD 6.00% April 1, 2024), Cusip 257867BB

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $580,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $7,240,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/6/2014

11.	Date offering commenced: 3/6/2014

12.	Commission, spread or profit: 1.47%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Catamaran Corporation (CCTCN 4.75% March 15, 2021), Cusip 148887AA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $185,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $9,120,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/7/2014

11.	Date offering commenced: 3/7/2014

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)    The principal amount of the offering of such class in any concurrent public offering?

	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Mediacom Broadband LLC and Mediacom Broadband Corporation (MCCC 5.50% April 15, 2021 144A), Cusip 58446VAK

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $138,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $6,401,000

7.	Aggregate principal amount of offering: $200,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/12/2014

11.	Date offering commenced: 3/12/2014

12.	Commission, spread or profit: 1.63%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)    The principal amount of the offering of such class in any concurrent public offering?

	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Post Holdings Inc (POST 6.75% December 1, 2021 144A), Cusip 737446AE

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $222,075

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $29,853,225

7.	Aggregate principal amount of offering: $370,125,000

8.	Purchase price (net of fees and expenses): $105.750

9.	Offering price at close of first day on which any sales were made: $105.750

10.	Date of Purchase: 3/12/2014

11.	Date offering commenced: 3/12/2014

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)    The principal amount of the offering of such class in any concurrent public offering?

	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United Rentals North (North America) Inc. (URI 6.125% June 15, 2023), Cusip 911365AX

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $239,970

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $25,176,652

7.	Aggregate principal amount of offering: $552,562,500

8.	Purchase price (net of fees and expenses): $105.250

9.	Offering price at close of first day on which any sales were made: $105.250

10.	Date of Purchase: 3/12/2014

11.	Date offering commenced: 3/12/2014

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)    The principal amount of the offering of such class in any concurrent public offering?

	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: United Rentals North (North America) Inc. (URI 5.75% November 15, 2024), Cusip 911365BB

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $120,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $23,180,000

7.	Aggregate principal amount of offering: $850,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/12/2014

11.	Date offering commenced: 3/12/2014

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Wynn Macau Ltd (WYNN 5.25% October 15, 2021 144A), Cusip 98313RAA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $481,585

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $23,175,523

7.	Aggregate principal amount of offering: $755,625,000

8.	Purchase price (net of fees and expenses): $100.750

9.	Offering price at close of first day on which any sales were made: $100.750

10.	Date of Purchase: 3/13/2014

11.	Date offering commenced: 3/13/2014

12.	Commission, spread or profit: 0.75%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cemex Finance LLC (CEMEX 6.00% April 1, 2024 144A), Cusip 12516UAD

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $388,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $19,891,000

7.	Aggregate principal amount of offering: $1,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/25/2014

11.	Date offering commenced: 3/25/2014

12.	Commission, spread or profit: 0.40%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Kindred Healthcare, Inc. (KND 6.375% April 15, 2022 144A), Cusip 494580AC

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $240,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $11,145,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/26/2014

11.	Date offering commenced: 3/26/2014

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Guitar Center Inc (GTRC 6.50% April 15, 2019 144A), Cusip 402040AH

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $428,423

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $19,191,974

7.	Aggregate principal amount of offering: $608,499,450

8.	Purchase price (net of fees and expenses): $98.943

9.	Offering price at close of first day on which any sales were made: $98.943

10.	Date of Purchase: 3/26/2014

11.	Date offering commenced: 3/26/2014

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Jones Energy Holdings, LLC & Jones Energy Finance Corp. (JONE 6.75% April 1, 2022 144A), Cusip 48019TAA

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $315,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $26,420,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/27/2014

11.	Date offering commenced: 3/27/2014

12.	Commission, spread or profit: 2.00%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Nielsen Finance LLC and Nielsen Finance Co (NLSN 5.00% April 15, 2022 144A), Cusip 65409QBB

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $309,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $23,581,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/28/2014

11.	Date offering commenced: 3/28/2014

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Exterran Partners, L.P. and EXLP Finance Corp. (EXLP 6.00% October 1, 2022 144A), Cusip 30227CAC

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $393,484

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $18,627,533

7.	Aggregate principal amount of offering: $344,298,500

8.	Purchase price (net of fees and expenses): $98.371

9.	Offering price at close of first day on which any sales were made: $98.371

10.	Date of Purchase: 3/31/2014

11.	Date offering commenced: 3/31/2014

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Bombardier Inc (BBDBCN 4.75% April 15, 2019 144A), Cusip 097751BH

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $850,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $45,790,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/31/2014

11.	Date offering commenced: 3/31/2014

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Bombardier Inc (BBDBCN 6.00% October 15, 2022 144A), Cusip 097751BJ

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $9,167,000

7.	Aggregate principal amount of offering: $1,200,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 3/31/2014

11.	Date offering commenced: 3/31/2014

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.      (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

	☒	☐

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	☐	☐

c. The underwriting was a firm commitment underwriting?	☒	☐

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.       (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: April 25, 2014